U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): January 16, 2003


                            WORLD AM COMMUNICATIONS, INC.
           (Exact name of registrant as specified in its charter)

                                       NEVADA
            (State or jurisdiction of incorporation or organization)

                                       0-29897
                               (Commission File Number)

                                     59-3253968
                    (I.R.S. Employer Identification Number)

           1400 West 122nd Avenue, Suite 104, Westminster, Colorado
                   (Address of principal executive offices)

                                     80234
                                   (Zip Code)

                  Registrant's telephone number:  (303) 452-0022

                                      NONE
        (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On December 19, 2002, World Am Communications, Inc. (the "Company") and Mercatus & Partners, Ltd. (the "Lender"), entered into a $1 million Collateral Loan Agreement and Promissory Note. The Collateral Loan Agreement and Promissory Note provides for a $1 million loan to be made to the Company by Lender secured against shares of the Company's restricted stock. The shares will be held in trust until the loan is repaid. The shares may not be deposited into a brokerage account for sale by the Lender without proof of default by the Company.

The Lender shall fund the loan on or before January 31, 2003 (the
"Funding Date"). In the event funding does not occur by the Funding Date, the Company may cancel the shares and terminate the agreement.

The proceeds of the loan will be available for working capital and general corporate purposes. The loan matures in five years.

The Collateral Loan Agreement and Promissory Note is filed herewith as Exhibit 99.1, and the description contained herein of the Collateral Loan Agreement and Promissory Note is qualified in its entirety by reference to such exhibit.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.      Description

99.1 Collateral Loan Agreement and Promissory Note dated as of December 19, 2002, by and between World Am Communications, Inc. and Mercatus
           Trust Lux.

Schedules and Exhibits to the Collateral Loan Agreement and Promissory Note have not been filed because the Company believes they do not contain information material to an investment decision that is not otherwise disclosed in the Collateral Loan Agreement and Promissory Note. The Company hereby agrees to furnish a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon its request.

                                SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         World Am Communications, Inc.

Dated: January 16, 2003                  By: /s/ James H. Alexander
                                         James H. Alexander, President

                                 EXHIBIT 99.1

                              COLLATERAL LOAN AGREEMENT
                                 AND PROMISSORY NOTE

This Collateral Loan Agreement and Promissory Note (the "Agreement") is entered into between Mercatus & Partners Ltd., a United Kingdom corporation, and World-Am Communications, a Nevada corporation with a principal address at 1400 West 122nd Avenue, Suite 104, Westminster, CO 80234 (the "Borrower"), as of the date last entered below.

In consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties agree as follows:

1.  Loan

a. Amount. Subject to the terms and conditions hereinafter set forth, the Lender agrees to provide to Borrower a loan in the amount of One Million United States Dollars (1,000,000 USD). Lender will pay the Loan Amount to Borrower not sooner than five (5) days and not more then ten
(10) days after Borrower shall have delivered the collateral Stock to the European custodial account and all other documents required by this Agreement to Lender.

b. Proceeds. All Loan Amounts payable to Borrower shall be wired directly to Borrower based on wire instructions provided by Borrower, without deduction for any charges, expenses or commissions, except for (1) two months principal and interest pre-payment to the Lender, (2) a three percent (3%) engagement service fee (the "Engagement Service Fee") payable to the Lender, and (3) Borrower-designated consultant fee(s) [as per
Exhibit 111]. Net Loan proceeds shall be available to the Borrower as per paragraph 1.a. above.

c. Borrower Remedy. In the event the Lender does not wire to the Borrower the Loan Amount, the Borrower's sole and exclusive remedy shall be to demand, in hard copy written form, an immediate return of the Stock and the Promissory Notes. Lender shall comply within five (5) business days of receipt of said demand. In the event Lender does not comply in accordance with the time frame set forth above, or any extended time frame granted by Borrower, this Section 1.c. will be deemed null and void and Borrower will be free to seek alternative remedies.

d.  Term.  The Term of the Loan will be five years.

e. Interest Rate. The fixed interest rate on the Loan will be five and one-half percent [5.5%] for the Term of the Loan.

f.  Payments.  Borrower promises to pay to Lender in accordance with
Exhibit 1, or at such place as Lender may from time to time designate in writing, the principal sum of One Million United states Dollars (1,000,000
USD) (the "Principal Amount") and interest as calculated in accordance with 1.e. above, until this loan is paid in full. Said payments shall be made monthly by wire transfer. During the first twelve months of the Term, the Borrower [at their discretion] may make interest-only payments. During the remainder of the Term, the Borrower must make amortized principal and interest payments. All payments shall be made in lawful money of the United States and shall be free from set off, deduction, or counterclaim of any kind. Borrower may prepay this Loan in whole or in part without premium or penalty [other than the early termination service charge]. Unless Lender shall elect otherwise, any partial pre-payment shall be credited first to accrued interest and then to the Principal Amount outstanding and shall not extend or postpone the due date of any subsequent payment or change the amount of such payment.

g. Late Payments. The Lender shall have the right to charge a fee on late scheduled payments. Payments shall be deemed late if the payment is not paid on the due date as stated in the payment schedule which shall be issued by the Lender upon closing and every six months thereafter. The interest charge on late payments will be calculated at a rate of eight percent (8%) until said late payment plus accrued late interest is paid. This charge shall be invoiced separately. If the Borrower fails to make a scheduled payment or separately invoiced late interest payment within forty-five days of the due date, it will be deemed as a default under the Agreement [see 1.i. below].

h. Security. This Loan is secured by a security interest in Stock of Borrower or the issuance of Stock of Borrower in the name of the Lender and delivered to the custodial locations specified in Exhibit 1. The Stock pledged under this Agreement shall be held as collateral as long as there is any principal or interest outstanding under the terms of this Agreement. Upon satisfaction of all principal and interest under the terms of the Agreement, the Lender shall cause the stock to be promptly returned to the Borrower. The Stock shall constitute the entire collateral used to secure the Loan, and the Lender shall be limited to liquidation of the Stock upon an Event of Default [as per 1.i. below]. The Lender shall have no recourse to other assets of the Borrower [i.e. this Loan is "non-recourse" as to any other assets of the Borrower]. The Lender hereby warrants that upon satisfaction of the terms of this Agreement, the Stock will be expeditiously returned to the Borrower without liens or encumbrances.

i. Default. The Lender shall give written notice of any default on the Loan to the Borrower in accordance herewith and Borrower may thereafter have five business days (the "Cure Period") to cure such default. In the event Borrower fails to cure such default within the Cure Period, Lender may then sell, assign, hypothecate, or otherwise dispose proceeds obtained through the disposition of the Stock under any lawful means. However, proceeds obtained in excess of the total of the default amount plus reasonable attorney's fees, if any, and costs of disposing of the Stock shall be returned to the Borrower.

2.  Delivery of Collateral

a. To secure its obligations under the Loan, Borrower hereby grants Lender a security interest in the Stock, or shall issue Stock in the name of the Lender. The Stock will serve to collateralize the Loan and will contain restrictions on assignment and transfer. In connection with such restrictions, newly issued Stock will contain the following legend:

           "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said Act or (ii) an opinion of company counsel that such registration is not required."

b. Upon Borrower's execution of this Agreement, Borrower shall assign the Collateral Stock to Lender and deliver the Stock in physical certificate form to the address as designated by the Lender in Exhibit 1 of the Agreement for placement in the Lender's Custodial Account. Borrower further understands and agrees that the initial custodial transfer is transitional only and that the final custodial location is in the Exhibit 1 specified European account. The Stock shall be free and clear from all liens and encumbrances at the time it is assigned, and shall not be subject to other restrictions or limitations, [i.e. shareholder rights, etc.] other than the restrictions related to its possible status as restricted stock and any other restrictions imposed by this Agreement.

c. The Stock Schedule sheet [Exhibit 11] will specify the Stock to be used as collateral against the issuance of the Loan, under applicable United States securities law.

3.  Closing

The closing shall take place on the later of the delivery of the executed Agreement or the Collateral Stock to the Lender.

4.  Security of Collateral

The Lender accepts full responsibility for the control, handling and return of Stock to the Borrower. Accordingly, the Lender hereby warrants the following: (i) the Stock will not be hypothecated, assigned, transferred, or otherwise encumbered (other than as specified in this Agreement); (ii) the Stock will not be used to short sell the Stock while the stock is on deposit with the Lender; (iii) the Stock shall remain on deposit with the Lender for the entire period of the Loan; and (iv) the Stock will not be used in any manner that is not prescribed, other than as provided for in this Agreement.

5.  Use of the Stock

The Lender shall use the Stock to arrange for a credit facility. In establishing this credit facility, the Lender will use the Stock as collateral but will not remove the Stock from the European Custodial Account specified in Exhibit 1, nor will the Lender allow a change in control of the Stock.

6.  Representations and Warranties of the Borrower

In order to induce the Lender to provide the Loan, Borrower makes the following representations and warranties to the Lender. Such representations and warranties shall be unaffected by any separate inquiries, credit and/or security investigation made by the Lender prior to or after execution of this Agreement and shall survive the closing of the transactions contemplated hereby. Any material misrepresentation shall be grounds for immediate termination at the sole discretion of the Lender.

a. Borrower has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby [Borrower Board of Directors minutes explicitly authorizing the transactions and execution by the signatory below is attached].

b. Borrower warrants and represents that it is not now insolvent, bankrupt, or contemplating bankruptcy, that there are no legal claims filed or to its knowledge threatened against Borrower, whether judged with or without merit by the Borrower, and that there are not other impediments to the sale or transfer of the Stock.

c. The execution and delivery of this Agreement and the collateral to be assigned and delivered by the Borrower are not subject to recall, restriction on voting, use or other limitations.

d. This Agreement, when executed and delivered, will constitute a valid binding agreement, enforceable in accordance with the terms, except such as may be limited by bankruptcy, insolvency, reorganization, or other laws affecting creditors' rights generally.

e. Neither the execution and delivery of this Agreement to be executed and delivered by Borrower pursuant hereto, nor the consummation by Borrower of the transaction contemplated hereby, will require any authorization, consent, approval, exemption or any other action by, or notice to any governmental entity.

f. Borrower does not have material tax deficiencies, federal, state, foreign, county, local, or other, that would or could affect the solvency, final status of, or otherwise compromise Borrower in its ability to assign the Collateral Stock.

g. To the best of Borrower's knowledge, the information supplied by Borrower to Lender contains no untrue statement of material fact or omits or shall omit a material fact, which would make such statements misleading. All statements and information contained in any certificate, instrument, schedule or document delivered by Borrower shall be deemed representations and warranties made by borrower.

h. Borrower shall bear the responsibility for complying with all U.S. Securities and Exchange Commission ("SEC") rules and regulations and for making all appropriate disclosures to the SEC and other regulatory bodies in the United States, related to the issuance of the Collateral Stock (where applicable) and hereby warrants to the Lender that the Borrower has done so and will continue to do so. Borrower indemnifies Lender against any penalties, fees, fines, or lawsuits that may arise from Borrower's failure to so comply and/or make proper regulatory disclosures.

i. In the event of an uncured default on the Loan, as described in Paragraph 1.i. of this Agreement, Lender will have the immediate right to sell the Shares. Consequently, the Borrower expressly warrants that he shall, at the end of the Cure Period, immediately register the Shares for sale with the appropriate regulatory authorities. Should the Borrower not comply, any collection or any other legal actions be taken by Lender to collect on the amount due or any portion hereof, Borrower will pay all reasonable costs of collection including attorneys' fees.

j. Within 90 days of the closing date, the Borrower shall obtain Key Man life insurance, naming the Lender as beneficiary and copied to the Lender by the insurer, with the amount(s) of the insurance matching the principal balance of the loan [i.e. amount may decrease as principal balance decreases].

k. Within 90 days of the closing date, and upon Lender's notification of intent, the Borrower agrees, in good faith, to enter into negotiations with the Lender in order for the Lender to establish a warrant or option position in the Borrower's common stock.

7.  Conditions Precedent to Lender's Obligations

The obligation of the Lender to consummate the transactions contemplated herein is subject to the satisfaction of the following conditions [any one or more of which may be waived by the Lender]:

a. Borrower will have performed all obligations and complied with all conditions required to be performed or complied with by Borrower at or prior to the Closing.

b. The representation and warranties of Borrower made herein shall be true and correct as of the Closing.

If any of the conditions contained in this paragraph have not been satisfied (or waived), Lender may cancel and terminate this Agreement.

8.  Amendment and Waiver

This Agreement may be amended, or the terms hereof waived, only in writing and having been executed by all of the parities to this Agreement.

9.  Notices

All notices and other communications hereunder shall be delivered in writing and shall be deemed to have been given if delivered by hand (with receipt) or facsimile transmission (with transmission confirmation report), or if deposited with a recognized overnight delivery service (with receipt), addressed as follows:

If to Borrower at:

World-Am Communications
1400 West 122nd Avenue, Suite 104
Westminster, CO  80234

If to Lender at:

Mercatus & Partners Ltd.
20122 Milano
Via San Luca, 10, Italy
FAX:  011 39 02 58 32 0438

Or, at such other address as may hereafter be designated by either party by written notice given hereunder. Notices sent by facsimile transmission must show the sender's date and time of the transmission information on such copy.

10.  Termination

The Lender shall reserve the right to terminate at any time if the Borrower is in violation of this Agreement. The Borrower shall have the right to terminate this Agreement early, provided that the loan has been retired (i.e., payment of the principal and all accrued interest); however, the Borrower must pay a service fee of one-half of one percent of the loan principal balance and must provide 30 days written notice of such intent to terminate.

11.  Governing Law and Sites for Litigation

This Agreement shall be governed by the laws of the United Kingdom without regard to any provisions or conflict of law. The parties agree that any difference shall be filed and adjudicated in this Governing Country.

12.  Binding Effect

This Agreement binds, and shall inure to the benefit of, the parties and their respective successor and assigns.

13.  Counterparts, Facsimile and Signatures.

This Agreement may be signed in any number of counterparts, and such shall be deemed an original together as one and the same document. The parties agree that facsimile signatures which copy shall show the sender's date and time of transmission shall be deemed an original.

14.  Entire Agreement

This base Agreement and the associate Exhibits constitute the entire agreement of the parties with respect to the subject matter hereto and supersede any prior or contemporaneous understandings or agreements.

15.  Time of Essence

Time is specifically declared to be of the essence in the performance by Borrower and the Lender of their respective duties and responsibilities under this Agreement.

16.  Confidentiality

Whereas the Lender has developed a number of important and sensitive business contacts and affiliations, such contact/affiliates are limited to the Lender and/or its designees. Any contact by any party representing the Borrower with the Lender contacts/affiliates, either directly or indirectly, without specific, written, prior permission of the Lender shall be viewed as violation of this Agreement and render this Agreement subject to immediate termination. In addition, the nature of this transaction is subject to designated as sensitive information by the Lender. If the Borrower discloses the details of this transaction without specific, written, prior permission of the Lender, said disclosure shall be viewed as a violation of this Agreement and render this Agreement subject to immediate termination by the Lender. Prior to declaring this Agreement terminated pursuant to this Section 16, Lender must supply Borrower with written notice thereof including a reasonable basis for the assertion being made.

IN WITNESS WHEREOF, an intending to be legally bound hereby, the parties have executed this Agreement as of the day and yeas last below written.


ACCEPTED ON BEHALF OF THE LENDER

By: /s/ Cary Masi
        Cary Masi

Title:  Chief Executive Officer

Date:  December 12, 2002


ACCEPTED ON BEHALF OF THE LENDER

By: /s/ James H. Alexander
        James H. Alexander

Title:  Chief Executive Officer

Date:  December 19, 2002